Exhibit 99.1

SolarEdge Announces Second Quarter 2022 Financial Results

MILPITAS, Calif. — August 2, 2022. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Highlights

•	Record revenues of $727.8 million
•	Record revenues from solar segment of $687.6 million
•	GAAP gross margin of 25.1%
•	Non-GAAP gross margin of 26.7%
•	Gross margin from solar segment of 28.1%
•	GAAP net income of $15.1 million
•	Non-GAAP net income of $56.7 million
•	GAAP net diluted earnings per share (“EPS”) of $0.26
•	Non-GAAP net diluted EPS of $0.95
•	2.52 Gigawatts (AC) of inverters shipped

“The growing demand for energy in general and clean energy in particular continued to drive top line growth this quarter resulting in record revenues in Europe and the United States,” said Zvi Lando, Chief Executive Officer of SolarEdge. “While we continue to face growing supply chain challenges, some related to our rapid growth in an environment of component shortages, and macro-economic trends as a result of our global footprint, we continue to support our customers while building the infrastructure for sustainable growth.”

Second Quarter 2022 Summary

The Company reported record revenues of $727.8 million, up 11% from $655.1 million in the prior quarter and up 52% from $480.1 million in the same quarter last year.

Revenues from the solar segment were record $687.6 million, up 13% from $608.0 million in the prior quarter and up 59% from $431.5 million in the same quarter last year.

GAAP gross margin was 25.1%, down from 27.3% in the prior quarter and down from 32.5% in the same quarter last year.

Non-GAAP gross margin was 26.7%, down from 28.4% in the prior quarter and down from 33.9% in the same quarter last year.

Gross margin from the solar segment was 28.1%, down from 30.2% in the prior quarter and down from 37.4% in the same quarter last year.

GAAP operating expenses were $146.6 million, up 14% from $128.1 million in the prior quarter and up 46% from $100.6 million in the same quarter last year.

Non-GAAP operating expenses were $109.6 million, up 11% from $98.9 million in the prior quarter and up 35% from $81.5 million in the same quarter last year.

GAAP operating income was $36.0 million, down 29% from $50.9 million in the prior quarter and down 35% from $55.6 million in the same quarter last year.

Non-GAAP operating income was $84.7 million, down 3% from $87.2 million in the prior quarter and up 4% from $81.3 million in the same quarter last year.

GAAP net income was $15.1 million, down 54% from $33.1 million in the prior quarter and down 67% from $45.1 million in the same quarter last year.

Non-GAAP net income was $56.7 million, down 18% from $68.8 million in the prior quarter and down 22% from $72.5 million in the same quarter last year.

GAAP net diluted EPS was $0.26, down from $0.60 in the prior quarter and down from $0.82 in the same quarter last year.

Non-GAAP net diluted EPS was $0.95, down from $1.20 in the prior quarter and down from $1.28 in the same quarter last year.

Cash flow generated from operating activities was $77.4 million, compared with $163.0 million used in operating activities in the prior quarter and $38.7 million generated from operating activities in the same quarter last year.

As of June 30, 2022, cash, cash equivalents, bank deposits, restricted bank deposits and marketable securities totaled $973.3 million, net of debt, compared to $979.0 million on March 31, 2022.

Outlook for the Third Quarter 2022

The Company also provides guidance for the third quarter ending September 30, 2022 as follows:

•	Revenues to be within the range of $810 million to $840 million
•	Non-GAAP gross margin expected to be within the range of 26% to 29%
•	Non-GAAP operating profit to be within the range of $90 million to $110 million
•	Revenues from solar segment to be within the range of $765 million to $795 million
•	Gross margin from solar segment expected to be within the range of 27% to 30%

Conference Call

The Company will host a conference call to discuss these results at 4:30 p.m. ET on Tuesday, August 2, 2022. The call will be available, live, to interested parties by dialing 888-394-8218. For international callers, please dial +1 313-209-6544. The Conference ID number is 2902967.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, electric vehicle powertrains, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 22, 2022 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of August 2, 2022.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues	$727,774	$480,057	$1,382,854	$885,546
Cost of revenues	545,132	323,865	1,021,254	589,280
Gross profit	182,642	156,192	361,600	296,266
Operating expenses:
Research and development	74,847	52,664	141,196	99,641
Sales and marketing	38,975	29,458	74,291	56,369
General and administrative	28,121	19,370	54,550	39,219
Other operating expenses (income), net	4,687	(859)	4,687	1,350
Total operating expenses	146,630	100,633	274,724	196,579
Operating income	36,012	55,559	86,876	99,687
Financial expense, net	(14,311)	(1,743)	(19,760)	(7,840)
Income before income taxes	21,701	53,816	67,116	91,847
Income taxes	6,617	8,724	18,909	16,679
Net income	$15,084	$45,092	$48,207	$75,168

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(in thousands, except per share data)

	June 30, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$745,534	$530,089
Marketable securities	150,259	167,728
Trade receivables, net of allowances of $3,805 and $2,626, respectively	669,100	456,339
Inventories, net	470,272	380,143
Prepaid expenses and other current assets	248,643	176,992
Total current assets	2,283,808	1,711,291
LONG-TERM ASSETS:
Marketable securities	709,571	482,228
Deferred tax assets, net	33,400	27,572
Property, plant and equipment, net	489,109	410,379
Operating lease right-of-use assets, net	58,375	47,137
Intangible assets, net	50,372	58,861
Goodwill	116,173	129,629
Other long-term assets	31,970	33,856
Total long-term assets	1,488,970	1,189,662
Total assets	$3,772,778	2,900,953
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables, net	$253,399	$252,068
Employees and payroll accruals	68,154	74,465
Warranty obligations	91,761	71,480
Deferred revenues and customers advances	30,460	17,789
Accrued expenses and other current liabilities	168,400	109,379
Total current liabilities	612,174	525,181
LONG-TERM LIABILITIES:
Convertible senior notes, net	622,991	621,535
Warranty obligations	232,415	193,680
Deferred revenues	170,235	151,556
Finance lease liabilities	46,680	40,508
Operating lease liabilities	42,849	38,912
Other long-term liabilities	17,902	19,542
Total long-term liabilities	1,133,072	1,065,733
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares as of June 30, 2022 and December 31, 2021; issued and outstanding: 55,633,090 and 52,815,395 shares as of June 30, 2022 and December 31, 2021, respectively	6	5
Additional paid-in capital	1,418,881	687,295
Accumulated other comprehensive loss	(89,620)	(27,319)
Retained earnings	698,265	650,058
Total stockholders’ equity	2,027,532	1,310,039
Total liabilities and stockholders’ equity	$3,772,778	$2,900,953

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands, except per share data)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income	$48,207	$75,168
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation of property, plant and equipment	18,861	14,008
Amortization of intangible assets	5,277	4,871
Amortization of debt discount and debt issuance costs	1,456	1,450
Amortization of premium and accretion of discount on available-for-sale marketable securities, net	5,376	3,558
Impairment of goodwill and intangible assets	4,008	—
Stock-based compensation expenses	71,181	47,205
Deferred income taxes, net	(1,092)	(3,931)
Loss from sale and disposal of assets	296	2,051
Exchange rate fluctuations and other items, net	24,666	12,983
Changes in assets and liabilities:
Inventories, net	(93,348)	13,229
Prepaid expenses and other assets	(79,215)	(20,356)
Trade receivables, net	(235,316)	(128,564)
Trade payables, net	(7,339)	(20,120)
Employees and payroll accruals	5,202	9,734
Warranty obligations	59,588	27,298
Deferred revenues and customers advances	32,277	4,524
Other liabilities, net	54,341	19,660
Net cash provided by (used in) operating activities	(85,574)	62,768
Cash flows from investing activities:
Proceed from sales and maturities of available-for-sale marketable securities	126,287	103,763
Purchase of property, plant and equipment	(91,884)	(65,267)
Investment in available-for-sale marketable securities	(362,119)	(422,470)
Withdrawal from bank deposits, net	—	46,534
Other investing activities	1,783	1,442
Net cash used in investing activities	$(325,933)	$(335,998)
Cash flows from financing activities:
Proceeds from secondary public offering, net of issuance costs	$650,526	$—
Repayment of bank loans	—	(16,385)
Proceeds from exercise of stock-based awards	1,642	5,472
Tax withholding in connection with stock-based awards, net	(2,318)	(9,668)
Other financing activities	(1,444)	(625)
Net cash provided by (used in) financing activities	648,406	(21,206)
Increase (decrease) in cash and cash equivalents	236,899	(294,436)
Cash and cash equivalents at the beginning of the period	530,089	827,146
Effect of exchange rate differences on cash and cash equivalents	(21,454)	(8,598)
Cash and cash equivalents at the end of the period	$745,534	$524,112

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to Non-GAAP
	Three months ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Gross profit (GAAP)	182,642	178,958	156,192	361,600	296,266
Revenues from finance component	(146)	(135)	(99)	(281)	(185)
Stock-based compensation	5,285	5,062	4,291	10,347	10,081
Disposal of assets related to Critical Power	4,314	—	—	4,314	—
Amortization and depreciation of acquired assets	2,185	2,219	2,401	4,404	4,713
Gross profit (Non-GAAP)	194,280	186,104	162,785	380,384	310,875

Gross margin (GAAP)	25.1%	27.3%	32.5%	26.1%	33.5%
Revenues from finance component	0.0%	0.0%	0.0%	0.0%	0.0%
Stock-based compensation	0.7%	0.8%	0.9%	0.7%	1.1%
Disposal of assets related to Critical Power	0.6%	—%	—%	0.3%	—%
Amortization and depreciation of acquired assets	0.3%	0.3%	0.5%	0.3%	0.5%
Gross margin (Non-GAAP)	26.7%	28.4%	33.9%	27.5%	35.1%

Operating expenses (GAAP)	146,630	128,094	100,633	274,724	196,579
Stock-based compensation - R&D	(16,819)	(14,985)	(9,805)	(31,804)	(18,603)
Stock-based compensation - S&M	(7,047)	(6,701)	(5,780)	(13,748)	(11,215)
Stock-based compensation - G&A	(7,923)	(7,359)	(4,176)	(15,282)	(7,306)
Amortization and depreciation of acquired assets - R&D	(300)	(303)	(9)	(603)	(21)
Amortization and depreciation of acquired assets - S&M	(226)	(236)	(236)	(462)	(473)
Amortization and depreciation of acquired assets - G&A	(5)	(6)	(7)	(11)	(15)
Gain (loss) from assets sales and disposal	(8)	410	—	402	62
Other operating income (expenses)	(4,687)	—	859	(4,687)	(1,350)
Operating expenses (Non-GAAP)	109,615	98,914	81,479	208,529	157,658

Operating income (GAAP)	36,012	50,864	55,559	86,876	99,687
Revenues from finance component	(146)	(135)	(99)	(281)	(185)
Disposal of assets related to Critical Power	4,314	—	—	4,314	—
Stock-based compensation	37,074	34,107	24,052	71,181	47,205
Amortization and depreciation of acquired assets	2,716	2,764	2,653	5,480	5,222
Loss (gain) from assets sales and disposal	8	(410)	—	(402)	(62)
Other operating (income) expenses	4,687	—	(859)	4,687	1,350
Operating income (Non-GAAP)	84,665	87,190	81,306	171,855	153,217

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to non-GAAP
	Three months ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Financial income (expense), net (GAAP)	(14,311)	(5,449)	(1,743)	(19,760)	(7,840)
Notes due 2025	728	728	726	1,456	1,450
Non cash interest	1,699	1,609	1,439	3,308	2,775
Currency fluctuation related to lease standard	(9,028)	(1,792)	1,300	(10,820)	(989)
Financial income (expense), net (non-GAAP)	(20,912)	(4,904)	1,722	(25,816)	(4,604)

Income tax benefit (expense) (GAAP)	(6,617)	(12,292)	(8,724)	(18,909)	(16,679)
Deferred taxes	(389)	(1,201)	(1,789)	(1,590)	(3,930)
Income tax benefit (expense) (Non-GAAP)	(7,006)	(13,493)	(10,513)	(20,499)	(20,609)

Net income (GAAP)	15,084	33,123	45,092	48,207	75,168
Revenues from finance component	(146)	(135)	(99)	(281)	(185)
Disposal of assets related to Critical Power	4,314	—	—	4,314	—
Stock-based compensation	37,074	34,107	24,052	71,181	47,205
Amortization and depreciation of acquired assets	2,716	2,764	2,653	5,480	5,222
Loss (gain) from assets sales and disposal	8	(410)	—	(402)	(62)
Other operating (income) expenses	4,687	—	(859)	4,687	1,350
Notes due 2025	728	728	726	1,456	1,450
Non cash interest	1,699	1,609	1,439	3,308	2,775
Currency fluctuation related to lease standard	(9,028)	(1,792)	1,300	(10,820)	(989)
Deferred taxes	(389)	(1,201)	(1,789)	(1,590)	(3,930)
Net income (Non-GAAP)	56,747	68,793	72,515	125,540	128,004

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to non-GAAP
	Three months ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net basic earnings per share (GAAP)	0.27	0.62	0.87	0.89	1.45
Revenues from finance component	0.00	0.00	(0.01)	(0.01)	(0.01)
Disposal of assets related to Critical Power	0.08	—	—	0.08	—
Stock-based compensation	0.67	0.64	0.47	1.31	0.91
Amortization and depreciation of acquired assets	0.04	0.05	0.05	0.10	0.10
Loss (gain) from assets sales and disposal	0.00	0.00	—	0.00	0.00
Other operating (income) expenses	0.09	—	(0.02)	0.08	0.03
Notes due 2025	0.01	0.01	0.01	0.03	0.03
Non cash interest	0.03	0.03	0.03	0.06	0.05
Currency fluctuation related to lease standard	(0.16)	(0.03)	0.03	(0.20)	(0.02)
Deferred taxes	(0.01)	(0.03)	(0.04)	(0.03)	(0.07)
Net basic earnings per share (Non-GAAP)	1.02	1.29	1.39	2.31	2.47

Net diluted earnings per share (GAAP)	0.26	0.60	0.82	0.86	1.36
Revenues from finance component	0.00	0.00	(0.01)	(0.01)	0.00
Disposal of assets related to Critical Power	0.08	—	—	0.08	—
Stock-based compensation	0.62	0.58	0.42	1.20	0.81
Amortization and depreciation of acquired assets	0.04	0.05	0.04	0.10	0.09
Loss (gain) from assets sales and disposal	0.00	(0.01)	—	(0.01)	0.00
Other operating (income) expenses	0.08	—	(0.01)	0.08	0.03
Notes due 2025	0.00	0.01	0.00	0.01	0.00
Non cash interest	0.03	0.02	0.03	0.05	0.05
Currency fluctuation related to lease standard	(0.15)	(0.03)	0.02	(0.18)	(0.01)
Deferred taxes	(0.01)	(0.02)	(0.03)	(0.03)	(0.07)
Net diluted earnings per share (Non-GAAP)	0.95	1.20	1.28	2.15	2.26

Number of shares used in computing net diluted earnings per share (GAAP)	58,564,734	56,315,193	55,930,562	57,446,416	55,965,369
Stock-based compensation	904,781	927,219	780,309	916,000	773,248
Number of shares used in computing net diluted earnings per share (Non-GAAP)	59,469,515	57,242,412	56,710,871	58,362,416	56,738,617